EXHIBIT 10.30d

                                 AMENDMENT NO. 4
              TO WARRANT CERTIFICATES FOR THE PURCHASE OF SHARES OF
                       COMMON STOCK OF MOTIENT CORPORATION

     AMENDMENT dated as of June 29, 2000 to each of those Warrant Certificates dated as of June 28, 1996 (as amended, the "Warrants" and capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Warrants), issued by Motient Corporation (formerly American Mobile Satellite Corporation) (the "Company") to each of Hughes Electronics Corporation and Baron Capital Partners, L.P. (collectively, the "Holders").

                              W I T N E S S E T H:

     WHEREAS, the Company previously issued to the Holders Warrants that represented in the aggregate the right to purchase 4,905,974 shares of Common Stock at an Exercise Price of $7.3571 per share;

     WHEREAS, the Company, the Holders, Singapore Telecommunications Ltd. ("SingTel"), Motient Holdings Inc. (formerly AMSC Acquisition Company, Inc.), the Banks party thereto, Morgan Guaranty Trust Company of New York, as
Documentation Agent ("Morgan"), and Toronto Dominion (Texas), Inc., as Administrative Agent ("Toronto Dominion") have entered into that certain Waiver dated as of June 29, 2000 under the Revolving Credit Agreement dated as of March 31, 1998 (the "Revolver Waiver") and the Company, the Holders, SingTel, the Banks party thereto, Morgan and Toronto Dominion have entered into that certain Waiver dated as of June 29, 2000 under the Term Credit Agreement dated as of March 31, 1998 (the "Term Waiver"; the Revolver Waiver and the Term Waiver, collectively, the "Waivers"); and

     WHEREAS, in connection with the Holders' execution of the Waivers, the parties hereto desire to amend certain terms of the Warrants.

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1.  Amendment.  Section 1 of each of the Warrants is hereby amended
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by  modifying  the  definition  of  "Exercise  Price" to read in its entirety as follows:

     "Exercise  Price" means initially $6.25 per Warrant Share, as adjusted from
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time to time.

     SECTION 2.  Effectiveness.  This Amendment shall become effective as of the
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first date of which each of the parties hereto shall have executed a counterpart hereof and each of the Satellite Business Transactions (as defined in each of the Waivers) shall have been consummated.

     SECTION 3.  Reaffirmance.  Except as expressly amended hereby, the terms of
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the Warrants  remain  unchanged and the Warrants,  as previously  amended and as amended hereby, are in full force and effect.

     SECTION 4. Issuance of Replacement Warrant. Upon the request of any Holder,
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the Company  promptly  shall issue a new Warrant,  incorporating  the amendments effected hereby and all previous amendments to replace the presently outstanding Warrant held by such Holder.


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     IN WITNESS WHEREOF,  each of the parties hereto has executed this Amendment
No. 4 by its duly authorized officer as of the day and year first set forth above.

                                MOTIENT CORPORATION
                                (formerly American Mobile Satellite Corporation)

                                By:     /s/Randy Segal
                                Name    Randy Segal
                                Title:  SVP

                                HUGHES ELECTRONICS CORPORATION

                                By:     /s/Mark McEachen
                                Name    Mark McEachen
                                Title:  Corporate Vice President & Treasurer

                                BARON CAPITAL PARTNERS, L.P.,
                                a Delaware limited partnership

                                By:  Baron Capital Management, Inc.,
                                a General Partner

                                By:     /s/Linda S. Martinson
                                Name    Linda S. Martinson
                                Title:  VP-General Counsel